Exhibit 10.4

AMENDMENT NO. 6 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 6 dated as of March 29, 2023 (this “AMENDMENT NO. 6”), to the Employment Agreement, dated as of May 18, 2012 and subsequently amended (as amended, the “EMPLOYMENT AGREEMENT”), by and between Motorcar Parts of America, Inc. (“COMPANY”) and Selwyn Joffe, an individual (“EXECUTIVE”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the EMPLOYMENT AGREEMENT.

RECITALS

WHEREAS, the parties wish to amend the EMPLOYMENT AGREEMENT to extend the TERM;

NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Paragraph 2 of the EMPLOYMENT AGREEMENT is hereby deleted in its entirety and replaced with the following:

TERM. EXECUTIVE’S term of employment under this AGREEMENT shall commence on February 5, 2019 and shall continue for a period through and including July 1, 2027 (the ‘EMPLOYMENT TERM’), unless extended in writing by both parties or earlier terminated pursuant to the terms and conditions set forth herein.

2.          Except as amended by this AMENDMENT NO. 6, the EMPLOYMENT AGREEMENT shall remain in full force and effect.

3.          This AMENDMENT NO. 6 may be executed by facsimile signature or PDF, in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT NO. 6 as of date first above written.

THE COMPANY:

MOTORCAR PARTS OF AMERICA, INC.

By:	/s/ Rudolph J. Borneo
Name: Rudolph J. Borneo
Title: Chair, Compensation Committee

EXECUTIVE:

/s/ Selwyn Joffe
Selwyn Joffe